United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 28, 2004

                               DIGITAL RIVER, INC.


             (Exact Name Of Registrant As Specified In Its Charter)


Delaware                          000-24643                  41-1901640
(State or other               (Commission File             (IRS Employer
jurisdiction of                    Number)              Identification No.)
incorporation)


         9625 West 76th Street, Suite 150, Eden Prairie, Minnesota 55344
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (952) 253-1234

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Item 7.  Financial Statements and Exhibits.

            (c)  Exhibits

            99.1. Press release dated January 28, 2004 containing financial information for Digital River, Inc. for the quarter and twelve months ended December 31, 2003 and forward-looking statements relating to Digital River's performance during 2004.


Item 9.  Regulation FD Disclosure.


           None

Item  12.   Results of Operations and Financial Condition.

           On January 28, 2004, Digital River, Inc., a Delaware corporation ("Digital River"), issued a press release announcing its financial results for the fiscal quarter and twelve months ended December 31, 2003 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto. The press release includes "safe harbor" language indicating that certain statements about Digital River's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect Digital River's operating results is included, among other sections, under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Digital River's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 which is on file with the SEC and available at the SEC's website (http://www.sec.gov).

           The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital River has supplied non-GAAP measures of net income, earnings per share, earnings before interest, taxes, depreciation and amortization ("EBITDA") and segment EBITDA, which are adjusted from results based on GAAP to exclude certain expenses. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

           As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DIGITAL RIVER, INC.


                                      By:   /s/ Carter D. Hicks
                                            -----------------------
                                            Name:  Carter D. Hicks
                                            Title:  Chief Financial Officer
Date:  January 28, 2004

                                  Exhibit Index



Exhibit No.       Description
-----------       -----------

    99.1          Press release dated January 28, 2004.